Principal Exchange-Traded Funds
Supplement dated November 19, 2021
to the Prospectus dated November 1, 2021
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR PRINCIPAL SPECTRUM PREFERRED SECURITIES ACTIVE ETF
In the Sub-Advisor and Portfolio Managers section, add the following alphabetically to the list of portfolio managers:
•Kevin Nugent (since 2021), Portfolio Manager

SUMMARY FOR PRINCIPAL SPECTRUM TAX-ADVANTAGED DIVIDEND ACTIVE ETF
In the Sub-Advisor and Portfolio Managers section, add the following alphabetically to the list of portfolio managers:
•Kevin Nugent (since 2020), Portfolio Manager
•Satomi Yarnell (since 2021), Portfolio Manager